Exhibit 10.1

ELEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Eleventh Amendment to Loan and Security Agreement is entered into as of March 28, 2019 (the “Amendment”), by and between EAST WEST BANK (“Bank”), IDENTIV, INC. (“Parent”) and THURSBY SOFTWARE SYSTEMS, LLC (“TSS”). TSS and Parent are also referred to herein individually as a “Borrower” and collectively as the “Borrowers”.

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 8, 2017, as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 27, 2017, that certain Second Amendment to Loan and Security Agreement dated as of December 19, 2017, that certain Third Amendment to Loan and Security Agreement dated as of January 30, 2018, and that certain Fourth Amendment to Loan and Security Agreement dated as of February 5, 2018, that certain Fifth Amendment to Loan and Security Agreement dated as of March 6, 2018, that certain Sixth Amendment to Loan and Security Agreement dated as of April 14, 2018, that certain Seventh Amendment to Loan and Security Agreement dated as of July 17, 2018, that certain Eighth Amendment to Loan and Security Agreement dated as of November 1, 2018, that certain Ninth Amendment to Loan and Security Agreement dated as of January 2, 2019 and that certain Tenth Amendment to Loan and Security Agreement dated as of February 6, 2019 (collectively, the “Loan Agreement”).  The parties desire to amend the Loan Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.The following definition in Section 1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

“Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and (i) the capital stock of the account debtor is publicly traded on an Approved Exchange, or (ii) the account debtor is Grupo Elektra or its Subsidiaries (including Banco Azteca SA), or (iii) such other account debtor that Bank approves on a case-by-case basis.

2.Clause (g) in the defined term “Eligible Inventory” set forth in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

(g) in-transit Inventory without insurance, or slow moving inventory (based on Parent’s evaluation and analysis on a quarterly basis);

3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4.Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrowers shall deliver all original signed documents requested by Bank no later than five (5) Business Days following the date of execution.

6.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)this Amendment, duly executed by Borrowers;

(b)payment of all Bank Expenses incurred through the date of this Amendment; and

(c)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

IDENTIV, INC.

By:	/s/Sandra Wallach

Name:	Sandra Wallach

Title:	CFO

THURSBY SOFTWARE SYSTEMS, LLC

By:	/s/Sandra Wallach

Name:	Sandra Wallach

Title:	CFO

EAST WEST BANK

By:	/s/Pa Cheng

Name:	Pa Cheng

Title:	Portfolio Manager, AVP

3